SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2001

CNB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

0-23730 (Commission File Number)	22-3203747 (I.R.S. Employer Identification No.)

24 Church Street, Canajoharie, New York (Address of principal executive offices)	13317 (Zip Code)

Registrant’s telephone number, including area code:	(518) 673-3243

(NOT APPLICABLE)
(Former name or former address, if changed since last report)

Item 5. Other Events.

      On July 25, 2001, CNB Financial Corp., a New York corporation (“CNB”), published a news release regarding its results of operations for the second quarter ended June 30, 2001. CNB attaches the news release as Exhibit 99.1 and hereby incorporates it into this report by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

      The following exhibits are filed with this Current Report or incorporated by reference into this Current Report on Form 8-K:

Exhibit

Number	Description

99.1	News release by CNB Financial Corp., dated July 25, 2001. Filed herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL CORP.

Date:	July 31, 2001	By:	/s/ Peter J. Corso

Peter J. Corso

Executive Vice President

and Chief Financial Officer

Exhibit Index

Exhibit 99.1	News release by CNB Financial Corp., dated July 25, 2001.